Northwestern Mutual Series Fund, Inc.

Supplement dated June 6, 2005 to

Prospectus dated April 29, 2005

FUND MANAGER CHANGE:

Effective June 8, 2005, the following manager will assume primary responsibility for the day-to-day management of the Large Cap Core Stock Portfolio:

Curtis J. Ludwick, Chartered Financial Analyst, is a Director of Mason Street Advisors, LLC, having joined Northwestern Mutual in 1996. Mr. Ludwick holds a B.A. degree from the University of Wisconsin–Madison and an M.B.A. from the University of Illinois. He has primary responsibility for the management of the Large Cap Core Stock Portfolio and also co-manages other Mason Street Advisors equity accounts and various equities portfolios for Northwestern Mutual.